UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2016

MACOM Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-35451	27-0306875
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street

Lowell, Massachusetts 01851

(Address of Principal Executive Offices and Zip Code)

(978) 656-2500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 21, 2016, MACOM Technology Solutions Holdings, Inc., a Delaware corporation (“MACOM”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Applied Micro Circuits Corporation, a Delaware corporation (“AMCC”), Montana Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of MACOM (“Purchaser”), and Montana Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of MACOM (“LLC Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Purchaser will commence an exchange offer (the “Offer”) to purchase all of the outstanding shares of common stock of AMCC (the “AMCC Stock”), with each share of AMCC Stock accepted by Purchaser in the Offer to be exchanged for the right to receive (i) $3.25 in cash (the “Cash Consideration”) and (ii) 0.1089 shares of MACOM common stock, par value $0.001 per share (“MACOM Stock”), plus cash in lieu of any fractional shares of MACOM Stock (the “Stock Consideration”), in each case, without interest ((i) and (ii) together, the “Transaction Consideration”). If the conditions to the Offer are satisfied and the Offer closes, Purchaser would acquire any remaining AMCC Stock by a merger of Purchaser with and into AMCC (the “First Merger”), with AMCC surviving the First Merger. Immediately following the First Merger, AMCC, as the surviving company of the First Merger, will be merged with and into LLC Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with LLC Sub surviving the Second Merger as a wholly owned subsidiary of MACOM. AMCC and MACOM intend, for U.S. federal income tax purposes, that the Offer and the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986.

The obligation of MACOM and Purchaser to consummate the Offer is subject to customary closing conditions, including (i) shares of AMCC Stock having been validly tendered and not properly withdrawn that represent at least a majority of the then-outstanding shares of AMCC Stock, (ii) the expiration or termination of the waiting period applicable to the Offer and the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any injunction or other order issued by a court of competent jurisdiction prohibiting the consummation of the Offer or the Mergers and (iv) other customary conditions set forth in Annex A of the Merger Agreement. Accordingly, no vote of AMCC stockholders will be required in connection with the Mergers if MACOM and Purchaser consummate the Offer. The Merger Agreement contemplates that, if the Offer is completed, the First Merger will be effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware, which permits completion of the First Merger upon the acquisition by MACOM of one share more than 50% of the number of shares of AMCC Stock that are then issued and outstanding. The consummation of the Offer is not subject to any financing condition.

At the effective time of the First Merger (the “Effective Time”), each share of AMCC Stock issued and outstanding immediately prior to the Effective Time (other than any AMCC Stock owned or held in treasury by AMCC or shares owned by any person who is entitled to and properly demands statutory appraisal of his or her shares) will be converted into the right to receive the Transaction Consideration, without interest, subject to any required withholding taxes.

Each option to purchase shares of AMCC Stock (“Option”) that is outstanding as of immediately prior to the Effective Time and has a per share exercise price that is less than the Transaction Consideration (with the MACOM Stock valued based on its closing price on the Nasdaq Global Select Market (“Nasdaq”) on the last trading day immediately prior to the Effective Time), to the extent vested as of the Effective Time, will be cancelled as of the Effective Time and will entitle the holder thereof to receive an amount in cash and a number of shares of MACOM Stock equal to the product of (i) the Transaction Consideration (with the MACOM Stock valued based on its closing price on Nasdaq on the last trading day immediately prior to the Effective Time) multiplied by (ii) the number of shares of AMCC Stock subject to such Option equal to the excess of (A) the total number of shares of AMCC Stock subject to such Option over (B) the number of shares of AMCC Stock that, when multiplied by the closing price of the AMCC Stock on Nasdaq on the last trading day immediately prior to the Effective Time, is equal to the aggregate exercise price of such Option. Each AMCC restricted stock unit (“RSU”) that is vested and outstanding as of the Effective Time will be settled in the number of shares of AMCC Stock underlying such RSU and thereafter will entitle the holder thereof to receive an amount in cash and a number of shares of MACOM Stock equal to the Transaction Consideration (with the MACOM Stock valued based on its closing price on Nasdaq on the last trading day immediately prior to the Effective Time) in respect of each share of AMCC Stock underlying such RSU. MACOM may, in its option, pay the foregoing amounts in respect of Options and RSUs solely in cash. RSUs that are outstanding and unvested as of the Effective Time and Options that are outstanding as of immediately prior to the Effective Time and that are either unvested or have a per share exercise price in excess of the Transaction Consideration (with the MACOM Stock valued based on its closing price on Nasdaq on the last trading day immediately prior to the Effective Time) will generally, as of the Effective Time, be converted into stock options (in the case of Options) or restricted stock units (in the case of RSUs) with respect to MACOM Stock, having the same terms and conditions as applied prior to the Mergers, except for such terms rendered inoperative by reason of the Mergers and such other adjustments as may be determined by MACOM. With respect to its Employee Stock Purchase Plan (“ESPP”), AMCC will cause any outstanding offering period under such plan to terminate as of the Effective Time, with the ESPP and all outstanding rights under such plan being terminated as of such time. Any shares of AMCC Stock so purchased under the ESPP will be canceled and converted into the right to receive the Transaction Consideration.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature, including an agreement that, subject to certain exceptions, the parties will use reasonable best efforts to cause the Offer and the Mergers to be consummated. Additionally, AMCC has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire AMCC and to certain restrictions on its ability to respond to any such proposals. Until the earlier of the termination of the Merger Agreement and the Effective Time, AMCC has agreed to operate its business in the ordinary course of business consistent with past practice and has agreed to certain other negative operating covenants, as set forth more fully in the Merger Agreement.

The Merger Agreement includes customary termination provisions for both MACOM and AMCC, and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including a termination by AMCC to make a stockholder recommendation adverse to tendering into the Offer, AMCC will pay MACOM a termination fee of $30,000,000.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

A copy of the Merger Agreement has been included to provide MACOM stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about MACOM or AMCC. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by MACOM stockholders or other security holders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by MACOM stockholders or other security holders. MACOM stockholders or other security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of MACOM, Purchaser or AMCC. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in MACOM’s or AMCC’s public disclosures.

Support Agreements

On November 21, 2016, in connection with the Merger Agreement, certain directors, officers and affiliated stockholders of AMCC (the “Stockholders”), solely in their respective capacities as stockholders of AMCC, entered into Support Agreements with MACOM and Purchaser (“Support Agreements”). These agreements provide, among other things, that the Stockholders will not sell or dispose of their AMCC Stock except to participate in the Offer and to tender their shares within 10 business days of the commencement of the Offer.

The foregoing description of the Support Agreements is qualified in its entirety by the full text of the form of the agreements, which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On November 21, 2016, MACOM and AMCC issued a press release announcing entry into the Merger Agreement and Support Agreements, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of November 21, 2016, by and among MACOM Technology Solutions Holdings, Inc., Montana Merger Sub I, Inc., Montana Merger Sub II, LLC and Applied Micro Circuits Corporation*

99.1	Form of Support Agreement

99.2	Press Release dated November 21, 2016

*	Schedules to the Agreement and Plan of Merger and Reorganization have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

Forward-Looking Statements

DISCLOSURE NOTICE: This document contains forward-looking information related to MACOM, AMCC and the proposed acquisition of AMCC by MACOM that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition and the anticipated timing of closing of the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to how many of AMCC’s stockholders will tender their shares in the tender offer and the possibility that the acquisition does not close; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of MACOM’s common stock and on MACOM’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to sustain and increase the rate of growth in revenues for AMCC products; and competitive developments.

A further description of risks and uncertainties relating to MACOM and AMCC can be found in their respective Annual Reports on Form 10-K for the fiscal years ended September 30, 2016 and March 31, 2016, respectively, and in their subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

The information contained in this document is as of November 21, 2016. Neither MACOM nor AMCC assumes any obligation to update forward-looking statements contained in this document as the result of new information or future events or developments.

Additional Information and Where to Find It

The exchange offer for the outstanding shares of AMCC Stock described in this communication has not yet commenced. This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for any materials that MACOM and its offering subsidiary, Purchaser, will file with the SEC.

Purchaser plans to file a tender offer statement on Schedule TO, together with other related exchange offer documents, including a letter of transmittal, in connection with the Offer; AMCC plans to file a Recommendation Statement on Schedule 14D-9 in connection with the Offer; and MACOM plans to file a registration statement on Form S-4 that will serve as a prospectus for MACOM Stock to be issued as consideration in the Offer and Mergers. These documents will contain important information about MACOM, AMCC and the Mergers. AMCC stockholders are urged to read these documents carefully and in their entirety when they become available before making any decision regarding exchanging their shares. These documents will be made available to AMCC stockholders at no expense to them and will also be available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting MACOM’s investor relations department at 949-224-3874 or AMCC’s investor relations department at 415-217-4962.

In addition to the SEC filings made in connection with the transaction, each of MACOM and AMCC files annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other such filed information at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. MACOM’s and AMCC’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Date: November 21, 2016	By:	/s/ John Croteau
Name: John Croteau Title: President and Chief Executive Officer

EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of November 21, 2016, by and among MACOM Technology Solutions Holdings, Inc., Montana Merger Sub I, Inc., Montana Merger Sub II, LLC and Applied Micro Circuits Corporation*

99.1	Form of Support Agreement

99.2	Press Release dated November 21, 2016

*	Schedules to the Agreement and Plan of Merger and Reorganization have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.